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EXHIBIT 10.5

                          DIRECTORS' STOCK OPTION PLAN

1.       PURPOSE.

         The purpose of this Directors' Stock Option Plan (the "Plan") is to assist First Seismic Corporation in attracting, motivating and retaining qualified non-employee directors by providing means whereby such persons will be given an opportunity to acquire a proprietary interest in the Company's future growth by purchasing shares of Common Stock.

2.       DEFINITIONS.

         When used in this Plan, unless the context otherwise requires:

         (a) "Board of Directors" shall mean the Board of Directors of the First Seismic Corporation as constituted at any time.

         (b) "Committee" shall mean the Committee as hereinafter described in
Section 3 hereof.

         (c) "Company" shall mean First Seismic Corporation.

         (d) "Directors' Options" shall mean options to purchase shares (subject to adjustment pursuant to Section 12 hereof) of Company Common Stock which may be granted by the Company to each person serving as a director of the Company who is not also an employee of the Company or any of its Subsidiary corporations.

         (e) "Fair Market Value". For the purpose of this Plan, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes) or, if applicable, the National Quotation Bureau's "pink sheets," for the date in question, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially-quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. In the event the Common Stock is not traded publicly or such price information is not readily available, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after such consultation with outside experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value.

         (f) "Options" shall mean the Directors' Options issued pursuant to the Plan.

         (g) "Plan" shall mean the Directors' Stock Option Plan of the Company authorized and adopted by the Board of Directors at its meeting held on June __, 1990 and as amended from time to time.

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         (h) "Share" shall mean a share of Common Stock, par value $.01, of the Company.

         (i) "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

3.       ADMINISTRATION.

         The Plan shall be administered by the Board of Directors or by a Committee which shall consist of such members of the Board of Directors of the Company or such other persons as may be appointed by the Board of Directors. The Board and, if any, the Committee, shall have full power and authority to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including but not limited to the Company, the stockholders and any person having an interest in any Options. If a member of the Committee, for any reason, shall cease to serve, the vacancy may be filled by the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by the Board of Directors.

4.       ELIGIBILITY.

         Options may be granted only to non-employee directors of the Company; employees of the Company or any of its Subsidiary corporations are not eligible to receive Options under the Plan.

5.       SHARES SUBJECT TO THE PLAN.

         Subject to the provisions of Section 12 (relating to adjustments upon changes in shares), the Shares which may be sold pursuant to Directors' Options granted under the Plan shall not exceed in the aggregate 150,000 shares of the Company's authorized Common Stock, par value $.01. If any Option under the Plan shall for any reason terminate or expire without having been exercised in full, the Shares not purchased under such Option shall again be available under the Plan.

6.       ANNUAL OPTION GRANTS.

         The number of Shares to be optioned to each non-employee director shall be fixed at 2,500 Option Shares for each such director upon becoming a director, and thereafter, 5,000 Option Shares for each full fiscal year following December 31, 1990 of the Company served. An additional 5,000 Option Shares shall be optioned to each member the Executive Committee of the board upon becoming a member of the Executive Committee, and annually thereafter, for each full fiscal year following December 31, 1990 served. Except for the limitations upon the duration, vesting, exercise price and method of exercise of Directors' Options as hereinafter set forth, the form of Option, including the terms and provisions thereof, shall be as determined from time to time by the Board of Directors or the Committee and each Option issued may

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contain terms and provisions different from other Options granted to the same or other Option recipients. An Option Agreement, signed by an officer of the Company, shall be issued to each person to whom an Option is granted.

7.       PRICE.

         The purchase price per Share for the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Board of Directors or the Committee at the time of grant of the Option, but shall always equal 100% of the Fair Market Value of the Shares on the date such Option is granted.

8.       DURATION OF OPTIONS.

         All Directors' Options issued under the Plan shall have a duration of five (5) years from the date of grant, regardless of any termination of the Plan prior to the exercise of such Options.

9.       NON-TRANSFERABILITY OF OPTIONS.

         Options shall not be transferable by the holder thereof otherwise than by will or the laws of descent and distribution to the extent provided herein, and Options may be exercised or surrendered during the holder's lifetime only by the holder thereof.

10.      EXERCISE OF OPTIONS.

         (a) Except in the event of death, in which case they may be exercised in full immediately, and except as provided in Section 12 below, Directors' Options may be exercised only as follows: Options to purchase 50% of the Shares may be exercised at any time from the date of grant; and Options to purchase all of the shares subject to the Option may be exercised after 12 months from the date of grant; PROVIDED, HOWEVER, that, in the event the Company has any class of securities registered pursuant to the Securities Exchange Act of 1934, as amended, Options may be exercised only during the period beginning on the third business day following the date on which the Company issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date.

         (b) An Option shall be exercised by the delivery of a duly signed notice in writing to such effect, together with the full purchase price. Payment of the purchase price shall be made in cash or outstanding Common Stock of the Company already owned by the optionee (valued at fair market value). Option Agreements under the Plan may contain a provision to the effect that all Federal and state taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Option shares which, valued at fair market value on the date of exercise, would be equal to the total withholding obligation of Optionee.

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         (c) The Company will, as soon as practicable after the exercise of an Option, deliver to the person entitled thereto a certificate or certificates for the Shares purchased pursuant to the exercise of the Option.

11.      TERMINATION.

         If a holder of a Director's Option shall resign or be removed as a director, the Option of such holder shall terminate, except that, subject to the limitation stated in the last sentence of this Section 11, (i) if his director's status with the Company is terminated for any reason other than his death, he may at any time within three (3) months after such termination exercise his Option but only to the extent that it was exercisable by him on the date of termination and only if his status was not terminated because of a violation of his normal duties; and (ii) if he dies while serving as a director of the Company, or within three (3) months after termination of such status, his Option may be exercised by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution, without regard to the vesting provisions included in the Option. In no event may an Option be exercised to any extent by anyone after the expiration of its term.

12.      CHANGES IN CAPITALIZATION: SPLITS, LIQUIDATIONS, MERGERS AND
         REORGANIZATIONS.

         (a) The aggregate number of shares of Common Stock for which Options may be granted to eligible persons under the Plan, the number of shares of Common Stock covered by each outstanding Option and the price per share thereof in each such Option may be proportionately adjusted by the Board of Directors or the Committee for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a stock split, a reverse stock split, a subdivision or consolidation of shares or other similar capital adjustment, the payment of a stock dividend or any other increase or decrease in such shares effected without receipt of consideration by the Company. Any such determination by the Board of Directors of the Company shall be conclusive.

         (b) On the day following the dissolution or liquidation of the Company or upon any reorganization, merger, consolidation pursuant to which the Company does not survive (except for a reincorporation of the Company in another state), or sale of all or substantially all of the assets of the Company or upon a change in the composition of the Board of Directors (not approved by a majority of the directors in office at the time of such change) which results in a change in "control" of the Company (for purposes of this subsection "control" is defined as in the Employee Stock Option Plan of the Company) each outstanding Option shall terminate; provided that in such event each outstanding unexercised Option shall become fully vested under the Plan and shall be immediately exercisable as of thirty (30) days prior to the effective date of such dissolution, liquidation, reorganization, merger, consolidation, sale of assets or change in control, and each Optionee may exercise, in whole or in part, any unexpired Option or Options held for at least six (6) months at the time of exercise. The grant of an Option under the Plan shall have no effect on the ability of the Company to change or adjust its capital structure or to merge, consolidate, dissolve, liquidate or to sell or transfer all or any part of its business or assets.

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13.      ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT.

         The Company may postpone the issuance and delivery of Shares upon any exercise of an Option until (a) the admission of such Shares to listing on any stock exchange on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation as the Company shall determine to be necessary or advisable. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Shares in compliance with the provisions of the Securities Act of 1933, as amended.

14.      AMENDMENT AND TERMINATION OF THE PLAN.

         (a) Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan and the terms and conditions of any Options not theretofore issued, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time amend the terms and conditions of such Options as have been theretofore granted. Notwithstanding the foregoing, any amendment to the Plan by the Board of Directors or Committee which would (i) increase the number of Shares issuable under Options, (ii) change the class of persons to whom Options may be granted or (iii) change in any material respect the limitations or provisions pertaining to Options, shall be subject to the approval of the holders of a majority of the shares of the Company present at any meeting of stockholders and entitled to vote thereat either prior to or within one year after such amendment.

         (b) The determination of the Board of Directors or the Committee as to any questions which may arise with respect to the interpretation of the provisions of the Plan and Options granted hereunder shall be final and conclusive.

         (c) The Board of Directors or the Committee may authorize and establish such rules, regulations and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

         (d) The Plan shall remain in effect until such time as it is terminated by the Board of Directors of the Company. No such termination shall affect Options granted prior thereto.

15.      EFFECTIVE DATE OF THE PLAN.

         The Plan was adopted by the Board of Directors and became effective on July 16, 1990 and was approved by the holders of a majority of the shares of the Company on June __, 1990.

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